UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 6, 2011 (July 25, 2011)
BROOKS AUTOMATION, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

0-25434	04-3040660

(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 262-2400.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On July 25, 2011, Brooks Automation, Inc. (“Brooks” or the “Company”) entered into and consummated the Agreement and Plan of Merger (the “Agreement”) to acquire Nexus Biosystems, Inc. (“Nexus”), a U.S. based provider of automation solutions and consumables to the life sciences markets, specifically biobanking and compound sample management. The Company paid, in cash, an aggregate merger consideration of $79.0 million, which includes $0.8 million of transaction costs incurred by Nexus, plus an amount equal to the unrestricted cash of Nexus and its subsidiaries as of the close of business on the business day prior to the closing in the amount of $6.8 million. The liabilities of Nexus at the time of closing included a $6.0 million obligation payable to former owners of a business acquired by Nexus in 2010, which was paid by the Company on Nexus’ behalf at the time of closing.
This Form 8-K/A amends the current report on Form 8-K dated July 27, 2011 to include Item 9.01(a), Financial Statements of Businesses Acquired, and Item 9.01(b), Pro Forma Financial Information.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Business Acquired.
The audited financial statements of Nexus Biosystems, Inc. as of and for the year ended December 31, 2010, together with the accompanying Independent Auditors’ Report, are set forth in Exhibit 99.1.
The unaudited financial statements of Nexus Biosystems, Inc. as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010 are set forth in Exhibit 99.2.
(b) Unaudited Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information for Brooks and Nexus, for the periods reflected therein, is set forth in Exhibit 99.3.
(c) See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
Date: October 6, 2011	/s/ Jason W. Joseph
Jason W. Joseph
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION OF EXHIBITS
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	The audited financial statements of Nexus Biosystems, Inc. as of and for the year ended December 31, 2010, together with the accompanying Independent Auditors’ Report.

99.2	The unaudited financial statements of Nexus Biosystems, Inc. as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010.

99.3	The unaudited pro forma condensed combined financial information for Brooks and Nexus, for the periods reflected therein.

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